EXHIBIT 10.15

ORIGINAL

AMENDMENT NO. 2
TO STANDARD INDUSTRIAL LEASE - NET DATED AUGUST 29, 1995 and AMENDMENT NO. 1 TO STANDARD INDUSTRIAL LEASE - NET DATED OCTOBER 24, 2002 (Collectively the "LEASE")
by and between
5353 DOWNEY ASSOCIATES LTD., a California limited partnership (hereinafter referred to as "Lessor") and J & J SNACK FOODS CORP. and J & J SNACK FOODS CORP. OF CALIFORNIA (hereinafter collectively referred to as "Lessee")

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee agree to amend the Lease as follows:

1. Paragraph 2 of the Lease is deleted in its entirety and is replaced with the following:

    2. **Premises.** Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as 5353 (Unit A), 5499 (Unit B), 5477 (Unit C), 5413 (Unit D) and 5401 (Unit E) Downey Road, Vernon, California, as more particularly described on Exhibit "A" attached hereto and made a part hereof:

        (a) The portion of the Premises at 5353 Downey Road is composed of a portion of a larger parcel(s) of land improved with a building(s) in which the demised space shown as Unit "A", Unit "B", Unit "C", Unit "D" and Unit "E" on Exhibit "A" contains approximately 217,264 square feet of ground floor area.

        (b) The remaining land area of the larger parcels of which the Premises is composed not presently utilized for permanent improvements is hereby designated as "common areas" and is cross-hatched on Exhibit "A" attached hereto. Lessee is granted the non-exclusive right to use the common areas, in common with other tenants of the buildings located on the parcels of land on which the buildings are located.

    Said real property including the land and all improvements therein, is herein called the "Premises."

2. Paragraph 3 of the Lease is deleted in its entirety and is replaced with the following:

    3. **Term.** The term of this Lease shall be for thirty-five (35) years commencing on December 1, 1995 and terminating on November 30, 2030.

3. Paragraph 4 of the Lease is deleted in its entirety and is replaced with the following:

    4. **Rent.** Commencing December 1, 1995 and continuing throughout the remainder of the lease term, Lessee shall pay to Lessor rent for the Premises, monthly payments as set forth below, in advance, without deduction or offset, on the first day of each month of the term hereof:

LEASE PERIOD	SQ. FT.	RENT PER S. F. / MO.	TOTAL RENT PER MONTH	TOTAL RENT PER YEAR
12/1/95 – 11/30/96	136,564	0.2650	36,190	434,280
12/1/96 – 11/30/97	136,564	0.2700	36,872	442,464
12/1/97 – 11/30/98	136,564	0.2750	37,555	450,660
12/1/98 – 11/30/99	136,564	0.2800	38,238	458,856
12/1/99 – 11/30/00	136,564	0.2850	38,921	467,052
12/1/00 – 11/30/01	136,564	0.2900	39,604	475,248
12/1/01 – 9/30/02	136,564	0.2950	40,286	483,437
10/1/02 – 11/30/03	182,832	0.3051	55,782	669,385
12/1/03 – 11/30/04	182,832	0.3157	57,720	692,641
12/1/04 – 11/30/05	182,832	0.3213	58,744	704,927
12/1/05 – 11/30/06	182,832	0.3263	59,658	715,897

12/1/06 – 11/30/07	182,832	0.3325	60,792	729,500
12/1/07 – 11/30/08	182,832	0.3357	61,377	736,520
12/1/08 – 11/30/09	182,832	0.3400	62,163	745,955
12/1/09 – 2/28/10	182,832	0.3450	63,077	756,924
3/1/10 – 11/30/10	217,264	0.3450	74,956	899,473
12/1/10 – 11/30/11	217,264	0.3500	76,042	912,509
12/1/11 – 11/30/12	217,264	0.3550	77,129	925,545
12/1/12 – 11/30/13	217,264	0.3600	78,215	938,580
12/1/13 – 11/30/14	217,264	0.3650	79,301	951,616
12/1/14 – 11/30/15	217,264	0.3700	80,388	964,652
12/1/15 – 11/30/16	217,264	0.3750	81,474	977,688
12/1/16 – 11/30/17	217,264	0.3800	82,560	990,724
12/1/17 – 11/30/18	217,264	0.3850	83,647	1,003,760
12/1/18 – 11/30/19	217,264	0.3900	84,733	1,016,796
12/1/19 – 11/30/20	217,264	0.3950	85,819	1,029,831
12/1/20 – 11/30/21	217,264	0.4000	86,906	1,042,867
12/1/21 – 11/30/22	217,264	0.4050	87,992	1,055,903
12/1/22 – 11/30/23	217,264	0.4100	89,078	1,068,939
12/1/23 – 11/30/24	217,264	0.4150	90,165	1,081,975
12/1/24 – 11/30/25	217,264	0.4200	91,251	1,095,011
12/1/25 – 11/30/26	217,264	0.4250	92,337	1,108,046
12/1/26 – 11/30/27	217,264	0.4300	93,424	1,121,082
12/1/27 – 11/30/28	217,264	0.4350	94,510	1,134,118
12/1/28 – 11/30/29	217,264	0.4400	95,596	1,147,154
12/1/29 – 11/30/30	217,264	0.4450	96,682	1,160,190

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4. In Paragraph 7.1 (b), the last sentence is amended and modified to read as follows:

   Lessor and Lessee have agreed that Lessee's proportionate share is **100.00%**.

5. The Site Plan attached to this Second Amendment as Exhibit "A" supersedes and replaces the Site Plan attached to the Lease as Exhibit "A" and the Site Plan attached to Amendment No. 1 to the Lease as Exhibit "A".

6. Notwithstanding Paragraph 6.3(a) of the Lease to the contrary, Lessee accepts Unit "D" (5413 Downey Road), in its "As-Is" condition, and Lessor has no obligation to improve, repair or maintain Unit "D", and Lessor makes no representations or warranties, either express or implied, as to the condition of Unit "D", or its suitability for Lessee's intended use.

7. Management fee shall not exceed 4% of gross income.

8. Except as modified by this Second Amendment, all other terms and conditions of the Lease shall remain in full force and effect.

The parties have executed this Second Amendment at the place on the dates specified immediately adjacent to their respective signatures.

LESSOR:

Executed at Beverly Hills, CA

on January 21, 2010

Address: 9595 Wilshire Blvd.
Suite 401
Beverly Hills, CA 90212

5353 DOWNEY ASSOCIATES LTD., a California limited Partnership

By: [signature]
Michael L. Schwab,
General Partner

SIGNATURES CONTINUED ON THE NEXT PAGE

J & J addendum 2
1152010

LESSEE:

Executed at Pennsauken, NJ

on January 20, 2010

Address: 6000 Central Hwy.

Pennsauken, NJ

08109

J & J SNACK FOODS CORP.

By: [signature]

Dennis G. Moore
(Type Name)

Its: Sr. Vice President
(Title)

By: [signature]

Robert M. Radano
(Type Name)

Its: Sr. Vice President
(Title)

[Corporate Seal]

Executed at Vernon, CA

on January 20, 2010

Address: 5353 Downey Rd.

Vernon, CA

90058

J & J SNACK FOODS CORP. OF CALIFORNIA

By: [signature]

Gerard Law
(Type Name)

Its: General Manager
(Title)

By: [signature]

Dennis G. Moore
(Type Name)

Its: Assistant Secretary
(Title)

[Corporate Seal]


Unit "A"
38,800 sq. ft.
Unit "B"
63,264 sq. ft.
Unit "C"
34,500 sq. ft.
Unit "D"
34,432 sq. ft.
Unit "E"
46,268 sq. ft.
N →

Downey Road

BUILDING SUMMARY:

UNIT	SQ. FT.	ADDRESS	TENANT
A	38,800	5353 Downey Road	J&J Snack Foods
B	63,264	5499 Downey Road	J&J Snack Foods
C	34,500	5477 Downey Road	J&J Snack Foods
D	34,432	5413 Downey Road	J&J Snack Foods
E	46,268	5401 Downey Road	J&J Snack Foods

TOTAL: **217,264**

EXHIBIT "A"